UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 22, 2004


                             PATAPSCO BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)



        MARYLAND                            0-28032               52-1951797
-------------------------------           -----------         ----------------
(State or Other Jurisdiction of           (Commission         (I.R.S. Employer
 Incorporation or Organization)           File Number)       Identification No.)



1301 MERRITT BOULEVARD, DUNDALK, MARYLAND                            21222-2194
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  (Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (410) 285-1010
       --------------------------------------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS
-----------------------------------------------------

(a)  Not applicable.


(b)  Not applicable.


(c)  The following exhibit is filed herewith:

     Exhibit 99.1 Press Release dated January 22, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

     On January 22, 2004, Patapsco Bancorp, Inc. announced its unaudited financial results for the fiscal quarter and six months ended December 31, 2003. For more information, reference is made to the Company's press release dated January 22, 2004, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PATAPSCO BANCORP, INC.



Date:  January 22, 2004     By: /s/ Joseph J. Bouffard
                               -------------------------------------------------
                               Joseph J. Bouffard
                               President and Chief Executive Officer